Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the accompanying annual report of Sanchez Midstream Partners LP (the "Partnership") on Form 10-K for the year ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles C. Ward, Chief Financial Officer and Secretary of Sanchez Midstream Partners GP LLC, the general partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

        (1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ CHARLES C. WARD Charles C. Ward Chief Financial Officer and Secretary Sanchez Midstream Partners GP, LLC, as general partner of Sanchez Midstream Partners LP (Principal Financial Officer)

Date: March 7, 2019